Securities, 424I - Securities, 424I: 1	Mar. 23, 2026 USD ($)
Securities, 424I Table
Security Class Title	abrdn Physical Precious Metals Basket Shares ETF
Aggregate Sales Price	$ 548,868,619
Aggregate Redeemed or Repurchased, FY	77,633,451
Aggregate Redeemed or Repurchased, Prior FY	165,364,412
Redemption Credits	0
Net Sales	$ 305,870,756
Fee Rate	0.01381%
Amount of Registration Fee	$ 42,240.75